UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

BLACK DIAMOND THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

BLACK DIAMOND THERAPEUTICS, INC.
One Main Street, 10th Floor
Cambridge, MA 02142
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To be held online on June 7, 2022 at www.virtualshareholdermeeting.com/BDTX2022
Notice is hereby given that the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Black Diamond Therapeutics, Inc., will be held online on June 7, 2022 at 9:30 a.m. Eastern Time. In light of continuing public health concerns resulting from the ongoing COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will again be held as a virtual meeting, which will be conducted via live webcast. You may attend the meeting online, vote your shares electronically and submit questions by visiting www.virtualshareholdermeeting.com/BDTX2022.
The purpose of the Annual Meeting is the following:
1.
To elect three Class II director nominees to our board of directors, to serve until the Company’s 2025 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;

2.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Black Diamond Therapeutics, Inc. stockholders of record at the close of business on April 13, 2022, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.
You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of the three nominees for Class II directors and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022, as disclosed in the accompanying proxy statement.
We are pleased to take advantage of the rules of the Securities and Exchange Commission, or the SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of our proxy materials and our Annual Report to Stockholders for the fiscal year ended December 31, 2021, or the 2021 Annual Report. We will mail the Notice of Availability on or about April 28, 2022, and it contains instructions on how to access those documents and to cast your vote via the Internet or by telephone. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2021 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Availability.
Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the Annual Meeting in person.

Your vote is important.   Whether or not you are able to attend the Annual Meeting virtually and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the Notice of Availability, by telephone as described in the instructions included in the Notice of Availability or, if you requested copies of the proxy materials by mail, by signing, dating and returning the proxy card.
By order of the Board of Directors,
/s/ David M. Epstein

David M. Epstein
President and Chief Executive Officer
Cambridge, Massachusetts
April 28, 2022

PROXY STATEMENT	1
PROPOSAL NO. 1 — ELECTION OF CLASS II DIRECTORS	8
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSE COOPERS LLP AS BLACK DIAMOND THERAPEUTICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	15
CORPORATE GOVERNANCE	17
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	34
DELINQUENT SECTION 16(A) REPORTS	35
PRINCIPAL STOCKHOLDERS	36
REPORT OF THE AUDIT COMMITTEE	40
HOUSEHOLDING	41
STOCKHOLDER PROPOSALS	41
OTHER MATTERS	42

BLACK DIAMOND THERAPEUTICS, INC.
One Main Street, 10th Floor
Cambridge, MA 02142
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 7, 2022
This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Black Diamond Therapeutics, Inc., which will be held on June 7, 2022 at 9:30 a.m. Eastern Time. In light of continuing public health concerns resulting from the ongoing COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will again be a virtual meeting, which will be conducted via live webcast. You may attend the meeting online, vote your shares electronically and submit questions by visiting www.virtualshareholdermeeting.com/BDTX2022. The board of directors of Black Diamond Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Black Diamond Therapeutics,” “Black Diamond,” the “Company,” “we,” “us,” “our,” and similar designations refer to Black Diamond Therapeutics, Inc. and, where appropriate, our subsidiaries. The mailing address of our principal executive office is Black Diamond Therapeutics, Inc., One Main Street, 10th Floor, Cambridge, MA 02142.
Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the 2022 Annual Meeting in person.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2021, or the 2021 Annual Report, available to stockholders on or about April 28, 2022.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in February 2020; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 7, 2022:

This proxy statement and our 2021 Annual Report are
available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Black Diamond Therapeutics, Inc., One Main Street, 10th Floor, Cambridge, MA 02142, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

BLACK DIAMOND THERAPEUTICS, INC.
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 28, 2022, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in “street name” (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2021 Annual Report to Stockholders, or the 2021 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe electronic delivery will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our proxy materials. Therefore, the Notice of Availability was mailed to holders of record and beneficial owners of our common stock starting on or about April 28, 2022. The Notice of Availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice of Availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Availability and our Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.
Who is soliciting my vote?
Our board of directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 13, 2022.
How many votes can be cast by all stockholders?
There were 36,287,568 shares of our common stock, par value $0.0001 per share, outstanding on April 13, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.
How do I vote?
If you are a stockholder of record, there are several ways for you to vote your shares.
•
By Internet (before the Annual Meeting).   You may vote at www.proxyvote.com, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the 16-digit control number provided in the Notice of Availability or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 6, 2022.

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By Telephone.   You may vote using a touch-tone telephone by calling 1-800-690-6903 (toll-free from the U.S., U.S. territories and Canada), 24 hours a day, seven days a week. You will be required to provide the 16-digit control number provided in the Notice of Availability or the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on June 6, 2022.

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By Mail.   If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to June 7, 2022.

•
During the Annual Meeting.   If you are a stockholder of record as of the record date, you may vote during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/BDTX2022. You will be required to enter the 16-digit control number provided in the Notice of Availability or the proxy card. Submitting a proxy prior to the Annual Meeting will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting at the Annual Meeting.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.
If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.
If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How can I virtually attend the Annual Meeting?
This year’s Annual Meeting will be held entirely online in light of continuing public health concerns resulting from the ongoing COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and communities. Stockholders of record as of April 13, 2022 will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/BDTX2022.
To join the Annual Meeting, you will need to have your 16-digit control number, which is provided in the Notice of Availability or the proxy card. If your shares are held in “street name” through a broker, bank or other nominee and you do not have a 16-digit control number, you must contact such broker, bank or nominee in order to gain access to the meeting.
Access to the Live Webcast of the Annual Meeting
The live webcast of the Annual Meeting will begin promptly at 9:30 a.m. Eastern Time on June 7, 2022. Online access to the webcast will open approximately (15) minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. You should allow ample time in advance of the meeting.
Submitting Questions at the Annual Meeting
During the Annual Meeting, if you have your 16-digit control number and wish to ask a question, you may do so by clicking the Q&A button on the virtual meeting platform and entering your question in the field provided in the web portal at or before the time the matters are before the Annual Meeting for consideration. During the formal portion of the meeting, all questions presented should relate directly to the proposal under discussion, which will be answered before the voting is closed. We will also hold a question and answer period at the end of the meeting, as time permits, during which time we welcome questions not relating to specific proposals. To allow us to answer questions from as many stockholders as possible, we will limit each stockholder to two questions. Questions from multiple stockholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Annual Meeting or are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment, we may not choose to not address them. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting. Following the meeting, we will post questions received during the meeting, and our responses thereto, on the Investors & News section of our website. If we received questions that were repetitive as to a particular topic, we may combine our answers to those questions into one answer on our website.
Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct and will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. Please review the Annual Meeting’s Rules of Conduct for further details. The Annual Meeting’s Rules of Conduct is available at www.proxyvote.com and during the Annual Meeting at www.virtualshareholdermeeting.com/BDTX2022.
Annual Meeting Technical Assistance
Beginning 15 minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
How do I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or submitting another duly executed proxy card bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Black Diamond Therapeutics, Inc., One Main Street, 10th Floor, Cambridge, MA 02142, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws, or bylaws, provide that a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law, our Fourth Amended and Restated Certificate of Incorporation, or certificate of incorporation, or our bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.
What vote is required to adopt each proposal?
Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting.
For Proposal No. 1, the election of directors, the nominees must receive a plurality of the votes properly cast on the proposal, meaning that the three director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the outcome of Proposal No. 1.
For Proposal No. 2, a majority of the votes properly cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions will have no effect on the outcome of Proposal No. 2.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet or by telephone, you are responsible for any Internet access or telephone charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the

90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act, and be received not later than December 29, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K, or Form 8-K, to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 — ELECTION OF CLASS II DIRECTORS
Our board of directors currently consists of ten members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•
the Class I directors are Alexander Mayweg, Rajeev Shah, Robert A. Ingram and Mark A. Velleca, and their terms will expire at the annual meeting of stockholders to be held in 2024;

•
the Class II directors are Ali Behbahani, Garry E. Menzel and Samarth Kulkarni, and their terms will expire at the Annual Meeting; and

•
the Class III directors are David M. Epstein, Wendy L. Dixon and Kapil Dhingra, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be fixed from time to time by resolution of the majority of our board of directors. Our certificate of incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote at an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Our board of directors has nominated Ali Behbahani, Garry E. Menzel and Samarth Kulkarni for election as the Class II directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.
Nominees for Election as Class II Directors
The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2022.
Name	Positions and Offices Held with the Company	Director Since	Age
Ali Behbahani, M.D.	Director	2018	46
Garry E. Menzel, Ph.D.	Director	2017	57
Samarth Kulkarni, Ph.D.	Director	2019	43
Ali Behbahani, M.D. has been a member of our board of directors since December 2018. Dr. Behbahani joined New Enterprise Associates, Inc., or NEA, in 2007 and is a General Partner on the healthcare team. Prior to joining NEA, Dr. Behbahani served as a consultant in business development at The Medicines Company, a specialty pharmaceutical company developing acute care cardiovascular products. In addition, Dr. Behbahani formerly served as a Venture Associate at Morgan Stanley and as a Healthcare Investment Banking Analyst at Lehman Brothers from 1998 to 2000. Dr. Behbahani has also served as a member of the board of directors of Adaptimmune Therapeutics plc, a biopharmaceutical company, since September 2014, Oyster Point Pharma, Inc., a biopharmaceutical company, since July 2017, where he served as chairman from October 2020 until July 2021, NKarta, Inc., a biopharmaceutical company, since August 2015 and chairman since August 2019, CRISPR Therapeutics AG, a biopharmaceutical company, since April 2015, Genocea Biosciences, Inc., a biopharmaceutical company, since February 2018, Monte Rosa Therapeutics, Inc., a biopharmaceutical company, since April 2020, CVRx, Inc., a biopharmaceutical company, since July 2013, Minerva Surgical Inc., a biotechnology company, since May 2011, and Arcellx, Inc., a biotechnology company, since February 2015. Dr. Behbahani previously served as a member of the board of directors of Nevro Corp., a medical device company, from September 2014 to March 2019. Dr. Behbahani received an M.D. from the University of Pennsylvania School of Medicine, an M.B.A. from the Wharton School of the

University of Pennsylvania, where he graduated with Honors and was a Palmer Scholar, and a B.S. in Biomedical Engineering, Electrical Engineering and Chemistry from Duke University.
We believe that Dr. Behbahani is qualified to serve on our board of directors because of his experience, qualifications, attributes and skills, including his extensive investment experience in the life sciences and his service as a director of other publicly traded biopharmaceutical companies.
Garry E. Menzel, Ph.D. has been a member of our board of directors since March 2017. Since October 2016, Dr. Menzel has served as President and Chief Executive Officer at TCR2 Therapeutics Inc., a publicly traded immunotherapy company, and is currently a member of the board of directors. Previously, Dr. Menzel was Chief Strategy Officer at Axcella Health Inc., a publicly traded biotechnology company, from July 2015 to September 2016, the Chief Financial Officer at DaVita Inc., a healthcare services company, from 2013 to May 2015, and the Chief Operating Officer at Regulus Therapeutics Inc., a biopharmaceutical company, from 2008 to 2013. Dr. Menzel also had global leadership roles in running the biotechnology practices at Goldman Sachs & Co. LLC and Credit Suisse Group AG, both of which are multinational investment bank and financial services companies, from 1994 to 2004 and from 2004 to 2008, respectively. In addition, he was a consultant with Bain & Company, a global management consulting firm, and was a research assistant at SmithKline Beecham PLC (now GlaxoSmithKline PLC). Since August 2020, Dr. Menzel has served as a member of the board of directors at Stoke Therapeutics, Inc., a biotechnology company. Dr. Menzel received his B.S. in Biochemistry from Imperial College of Science and Technology in London, his Ph.D. from the University of Cambridge, where he studied the regulation of oncogenes in immune cells, and his M.B.A. from the Stanford University Graduate School of Business.
We believe that Dr. Menzel is qualified to serve as a member of our board of directors because of his scientific background, financial expertise and extensive corporate leadership experience in the life sciences industry.
Samarth Kulkarni, Ph.D. has been a member of our board of directors since November 2019. Dr. Kulkarni has served as the Chief Executive Officer of CRISPR Therapeutics AG, or CRISPR, a biopharmaceutical company, since December 2017, where he also serves on the board. Previously, Dr. Kulkarni served as CRISPR’s President and Chief Business Officer from May 2017 to November 2017 and, before that, as Chief Business Officer from August 2015 when he joined the company. Prior to joining CRISPR, Dr. Kulkarni was at McKinsey & Company, a global consulting firm, from 2006 to July 2015, with various titles, his most recent being Partner within the Pharmaceuticals and Biotechnology practice. Dr. Kulkarni has also served as a member of the boards of directors of Repare Therapeutics Inc., a precision oncology company, since November 2019 and Centessa Pharmaceuticals plc, a biotechnology company, since February 2021. Dr. Kulkarni received a Ph.D. in Bioengineering and Nanotechnology from the University of Washington and a B. Tech. from the Indian Institute of Technology. Dr. Kulkarni has authored several publications in leading scientific and business journals.
We believe that Dr. Kulkarni is qualified to serve on our board of directors based on his scientific background and experience as a consultant and an executive in the biopharmaceutical industry.
Vote Required and Board of Directors’ Recommendation
To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the three director nominees for Class II directors receiving the most votes will be elected. You may vote FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The proposal for the election of directors relates solely to the election of Class II directors nominated by our board of directors.
The board of directors recommends voting “FOR” the election of Ali Behbahani, Garry E. Menzel and
Samarth Kulkarni, as the Class II directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.
Directors Continuing in Office
The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2022.
Name	Positions and Offices Held with the Company	Director Since	Class and Year in Which Term Will Expire	Age
Alexander Mayweg, Ph.D.	Director	2017	Class I – 2024	47
Rajeev Shah	Director	2018	Class I – 2024	45
Robert A. Ingram	Director	2020	Class I – 2024	79
Mark A. Velleca, M.D., Ph.D.	Director	2021	Class I – 2024	58
Kapil Dhingra, M.B.B.S.	Director	2021	Class III – 2023	62
Wendy L. Dixon, Ph.D.	Director	2022	Class III – 2023	66
David M. Epstein, Ph.D.	President, Chief Executive Officer and Director	2016	Class III – 2023	63
Class I Directors (Term Expires at the 2024 Annual Meeting of Stockholders)
Alexander Mayweg, Ph.D. has served as a member of our board of directors since March 2017 and, from March 2017 to September 2019, served as our interim Chief Scientific Officer. Dr. Mayweg has served as a Managing Director at Versant Ventures Management, LLC, or Versant Ventures, a healthcare investment firm, since March 2020, and previously served as a Partner from January 2018 to February 2020 and as a Venture Partner from January 2017 to December 2017. Additionally, since April 2017, Dr. Mayweg has served as Chief Scientific Officer of Ridgeline Therapeutics and Ridgeline Discovery, both Versant Ventures Discovery Engines that create and operate Versant-financed biotechnology companies in Basel, Switzerland. Prior to joining Versant Ventures, from 2013 to 2016, Dr. Mayweg served as Vice President and Global Head of Medicinal Chemistry at F. Hoffmann-La Roche AG, a multinational healthcare company, and held various leadership positions at Roche in pharmaceutical drug discovery and medicinal chemistry across Europe, the U.S. and Asia. Dr. Mayweg has served as a member of the board of directors of Monte Rosa Therapeutics, Inc., a publicly-traded biotechnology company, since April 2018 and as its chairman since September 2020. Dr. Mayweg earned his Ph.D. in Organic Chemistry at Oxford University, followed by post-doctorate training at Stanford University, and a B.S. in Chemistry from the Imperial College of Science and Technology in London, UK.
We believe that Dr. Mayweg is qualified to serve on our board of directors based on his in-depth knowledge in the areas of drug discovery and development and his extensive operational experience in the global biopharmaceutical industry.
Rajeev Shah has served as a member of our board of directors since December 2018. Mr. Shah has been a managing partner at RA Capital Management, L.P., a multi-stage investment manager dedicated to evidence-based investing in public and private healthcare and life science companies that are developing drugs, medical devices, diagnostics and research tools, since 2004. Mr. Shah currently serves on the boards of directors of Kala Pharmaceuticals, Inc., Solid Biosciences, Inc., and Satsuma Pharmaceuticals, Inc., each a publicly-traded pharmaceutical company, in addition to a number of private companies. Mr. Shah was previously a member of the board of directors of KalVista Pharmaceuticals, Inc. from June 2015 through April 2018, Ra Pharmaceuticals, Inc. from July 2015 through April 2020, and Eidos Therapeutics from March 2018 through August 2020, all public pharmaceutical companies. Mr. Shah holds a B.A. in Chemistry from Cornell University.

We believe Mr. Shah is qualified to serve on our board of directors because of his leadership and financial experience at RA Capital Management, his experience in the biopharmaceutical industry, and his experience with venture capital investments.
Robert A. Ingram has been our chair and a member of our board of directors since September 2020. Since January 2007, Mr. Ingram has served as a General Partner at Hatteras Venture Partners, a venture capital firm that invests in early stage life sciences companies. Mr. Ingram served as Chief Executive Officer and Chairman of GlaxoWellcome, where he co-led the merger and integration that formed GlaxoSmithKline plc, a multinational pharmaceutical company. Previously, Mr. Ingram served as the Vice Chairman, Pharmaceuticals at GlaxoSmithKline plc before becoming a Strategic Advisor to the Chief Executive Officer of GlaxoSmithKline plc from January 2010 to December 2012. Mr. Ingram served as a member of the board of directors at Cree, Inc., from December 2008 to October 2018, Regeneron Pharmaceuticals, Inc. from June 2015 to November 2015, and Malin Corporation plc, from July 2015 to July 2018. Mr. Ingram currently serves as chairman of the board of directors at BioCryst Pharmaceuticals, Inc., a publicly-traded commercial-stage biotechnology company, and is a member of the board of directors at Novan, Inc., HBM Healthcare Investments, Research Triangle Foundation of North Carolina and the Research Triangle Institute, and is Chairman of the GSK Foundation. Mr. Ingram obtained his B.S. in Business Administration from Eastern Illinois University.
We believe that Mr. Ingram is qualified to serve on our board of directors because of his experience, qualifications, attributes and skills, including his extensive experience as a senior executive and board member in the global pharmaceutical industry.
Mark A. Velleca, M.D., Ph.D. has been a member of our board of directors since August 2021. Dr. Velleca is currently the Chief Executive Officer of StrideBio, Inc., a gene therapy company. Dr. Velleca also currently serves as a Senior Advisor to and a member of the board of directors of G1 Therapeutics, Inc., or G1 Therapeutics, a publicly-traded commercial stage oncology company, where he served as its President and Chief Executive Officer from May 2014 to December 2020. Prior to joining G1 Therapeutics, Dr. Velleca was a co-founder and served as Senior Vice President of CGI Pharmaceuticals, Inc., or CGI, a biopharmaceutical company, from 1999 to 2010, where he managed the company from its inception through clinical trials of multiple drug candidates. After CGI was acquired by Gilead Sciences, Inc., or Gilead, a biotechnology company, in 2010, Dr. Velleca served as a Senior Advisor to Gilead in R&D Strategy from 2010 to April 2012, where he worked to help build its oncology pipeline. Dr. Velleca is currently a venture partner at Hatteras Venture Partners and also serves as chair of the board of directors at Turbine Simulated Cell Technologies Ltd., a private simulation-driven drug discovery company, and on the board at IMMvention Therapeutix, Inc., a private drug development company. Dr. Velleca has served on the board of directors of BioMarker Strategies, a private oncology diagnostics company, from 2010 to 2012, and on the scientific advisory boards of BioRelix Inc., a biopharmaceutical company, from 2007 to 2012 and Intellikine, Inc., a biopharmaceutical company, from 2007 to 2010. Dr. Velleca served as Executive Vice President at The Leukemia & Lymphoma Society from April 2012 to April 2014. Dr. Velleca also served as an attending physician at Yale New Haven Hospital and on the faculty of the Yale University School of Medicine. Dr. Velleca received his B.S. from Yale University, and his M.D. and Ph.D. from Washington University in St. Louis.
We believe that Dr. Velleca is qualified to serve on our board of directors because of his experience, qualifications, attributes and skills, including his extensive experience in leadership and operational roles in the pharmaceutical industry and his experience as a venture capitalist.
Class III Directors (Term Expires at the 2023 Annual Meeting of Stockholders)
Wendy L. Dixon, Ph.D. has been a member of our board of directors since April 2022. Dr. Dixon has served as Principal of Great Meadow Consultancy, a life sciences consultancy firm, since July 2009. Dr. Dixon has also been a member of the Industry Advisory Board of Longitude Capital, a venture capital firm, since March 2015. From November 2010 to January 2012, she was a senior advisor to The Monitor Group, now Monitor Deloitte, the global strategy consulting practice of Deloitte Consulting LLP. Previously, Dr. Dixon served as Chief Marketing Officer and President, Global Marketing for Bristol-Myers Squibb Company, a biopharmaceutical company, from December 2001 until May 2009, and served on its Executive Committee from 2001 to 2009. From 1996 to 2001, Dr. Dixon was Senior Vice President, Marketing at

Merck & Co., Inc., a pharmaceutical company, and prior to that, she held executive management positions at West Pharmaceutical Services, Inc., Osteotech, Inc. and Centocor, Inc. and various positions at SmithKline & French Pharmaceuticals (now GlaxoSmithKline plc) in marketing, regulatory affairs, project management and as a biochemist. Dr. Dixon currently serves on the board of directors of several publicly-traded biotechnology companies, including Arvinas, Inc. (since June 2020), Alkermes plc (since September 2011) and Incyte Corporation (since June 2020), and previously served as a member of the board of directors of bluebird bio, Inc., Ardea Biosciences, Inc., Dentsply International, Inc., Furiex Pharmaceuticals, Inc., Orexigen Therapeutics, Inc., Sesen Bio, Inc. and Voyager Therapeutics, Inc. Dr. Dixon received her B.Sc., M.Sc. and Ph.D. from the University of Cambridge, UK.
We believe that Dr. Dixon is qualified to serve on our board of directors because of her extensive background and leadership experience in drug development, commercialization, marketing and regulatory affairs in the pharmaceutical industry.
Kapil Dhingra, M.B.B.S. has been a member of our board of directors since January 2021. Dr. Dhingra currently serves as the Managing Member of KAPital Consulting, LLC, a healthcare consulting firm that he founded in 2008. Dr. Dhingra has over 30 years of experience in oncology clinical research and drug development. From 1999 to 2008, Dr. Dhingra worked at Hoffmann-La Roche AG, a Swiss multinational healthcare company, where he served in roles of increasing responsibility, most recently as Vice President, Head of the Oncology Disease Biology Leadership Team and Head of Oncology Clinical Development. From 2000 to 2008, he held a Clinical Affiliate appointment at Memorial Sloan Kettering Cancer Center. From 1996 to 1999, Dr. Dhingra worked at Eli Lilly and Company, a pharmaceutical company, where he served in roles of increasing responsibility, most recently as Senior Clinical Research Physician. Dr. Dhingra also served as a Clinical Associate Professor of Medicine at the Indiana University School of Medicine from 1997 to 1999. Prior to Eli Lilly and Company, Dr. Dhingra was a member of the faculty of the MD Anderson Cancer Center of the University of Texas from 1989 to 1996. Dr. Dhingra currently serves on the boards of directors of Replimune, Inc., Autolus Therapeutics plc, LAVA Therapeutics N.V., as well as a number of privately-held biotechnology companies. He also previously served on the boards of several biotech companies, including BioVex, Inc., Micromet, Inc., Algeta ASA, YM Biosciences Inc., Epitherapeutics, Exosome Diagnostics, Inc., Advanced Accelerator Applications S.A., and Five Prime Therapeutics, Inc., which were all acquired by major pharmaceutical companies. Dr. Dhingra holds an M.B.B.S. from the All India Institute of Medical Sciences in New Delhi, India. He completed his residency in Internal Medicine at the Lincoln Medical and Mental Health Center of New York Medical College and completed his fellowship in Hematology and Oncology at Emory University School of Medicine.
We believe that Dr. Dhingra is qualified to serve on our board of directors because of his extensive experience in executive positions with several pharmaceutical companies and in the clinical development of pharmaceuticals in several therapeutic areas, including in oncology, and his experience serving on the boards of numerous publicly traded life science companies.
David M. Epstein, Ph.D. is our co-founder and has served as President, Chief Executive Officer and a member of our board of directors since September 2016. Since January 2019, Dr. Epstein has served as an Adjunct Associate Professor for the Cancer and Stem Cell Biology Program at Duke-NUS Medical School. From April 2013 to December 2018, Dr. Epstein held positions at Duke-NUS Medical School, Singapore, where he founded and built Duke-NUS’s Center for Technology & Development. Dr. Epstein’s positions include Vice Dean, Innovation & Entrepreneurship, and Associate Professor in Cancer and Stem Biology. From June 2010 to March 2013, Dr. Epstein was Senior Vice President, Chief Scientific Officer and Site- Head for OSI Pharmaceuticals, Inc., a pharmaceutical company acquired by Astellas Pharma, Inc. From 2006 to 2010, Dr. Epstein served as Senior Vice President and Chief Scientific Officer, Oncology, at OSI Pharmaceuticals, Inc. until it was acquired by Astellas. Before joining OSI, from 2001 to 2006, Dr. Epstein served as Vice President, Biology, and from 2000 to 2003, as co-founder and a member of the board of directors at Archemix Corporation, a biotechnology company. From April 2013 to April 2015, Dr. Epstein served as a member of the board of directors at MetaStat, Inc., a precision medicine biotechnology company. Dr. Epstein earned a B.S. in Chemistry from Lewis & Clark College and a Ph.D. in Biochemistry at Brandeis University. Dr. Epstein completed a joint post-doctoral fellowship, leading a collaboration in protein structure, function and NMR dynamics between the labs of Steven Benkovic (Penn State) and Peter Wright at The Scripps Research Institute in La Jolla, California.

We believe that Dr. Epstein is qualified to serve on our board of directors because of his considerable qualifications, attributes and skills, including his distinguished scientific background and experience in leadership roles in the biopharmaceutical industry.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.
Executive Officers and Senior Management Who Are Not Directors
The following table identifies our executive officers and other senior management who are not directors, and sets forth their current positions at Black Diamond Therapeutics and their ages as of March 31, 2022.
Name	Positions and Offices Held with the Company	Officer Since	Age
Brent Hatzis-Schoch, Esq.	Chief Operating Officer and General Counsel	2019	57
Elizabeth Buck, Ph.D.	Chief Scientific Officer	2021	47
Karsten Witt, M.D.	Interim Chief Medical Officer	2021	65
Fang Ni, Pharm.D.	Chief Business Officer and Interim Chief Financial Officer	2021	35
Elizabeth L. Montgomery	Chief People Officer	2022	50
Erika Jones	Vice President, Finance & Corporate Controller	2021	37
Brent Hatzis-Schoch has served as our Chief Operating Officer and General Counsel since May 2019. Prior to joining us, from April 2015 to May 2019, Mr. Hatzis-Schoch was Senior Vice President, General Counsel and Corporate Secretary at Radius Health, Inc., a commercial-stage biopharmaceutical company. Previously, Mr. Hatzis-Schoch served as Senior Vice President and Chief Legal Counsel at Merz Pharma GmbH & Co. KGaA, an international healthcare company, in Frankfurt, Germany from July 2013 to April 2015. Mr. Hatzis-Schoch began his legal career in private practice and later held senior legal positions in the U.S. and internationally, including as General Counsel to two publicly traded development-stage German biopharmaceutical companies, European legal counsel for Baxter International and Associate General Counsel of Pharmacia Corporation (which now operates under Pfizer Inc.). Mr. Hatzis-Schoch received his B.A. from the University of Delaware and his Juris Doctor from George Washington University. Mr. Hatzis-Schoch was a Fulbright Scholar at the University of Cologne in Germany.
Elizabeth Buck, Ph.D. is our co-founder and has served as our Chief Scientific Officer since August 2021. Previously, from March 2017 to August 2021, Dr. Buck served as our former Executive Vice President, Discovery & Translational Services, and from 2015 to 2017, she served as our former Chief Scientific Officer. Prior to joining us, from September 2013 to December 2014, Dr. Buck served as Chief Scientific Officer for Therapeutics at MetaStat, Inc., a precision medicine biotechnology company. Previously, from 2005 to 2013, Dr. Buck was Assistant Director of Advanced Preclinical Pharmacology at OSI Pharmaceuticals, Inc., a pharmaceutical company acquired by Astellas Pharma Inc., where she led discovery and translational research to advance a series of oncology programs to clinical development. In this role, Dr. Buck managed multidisciplinary global teams and spearheaded major academic collaborations to progress programs to IND. Dr. Buck received her undergraduate degree in Physics from the University of New Hampshire, her Ph.D. in Cellular and Molecular Biology from New York University/Mount Sinai School of Medicine, and completed postdoctoral work with Jim Wells at Sunesis Pharmaceuticals, Inc., a publicly traded biopharmaceutical company.
Karsten Witt, M.D. has served as our Interim Chief Medical Officer since August 2021. Previously, Dr. Witt served as our former Senior Vice President, Clinical Development from May 2019 to August 2021. Since February 2013, Dr. Witt has served as President of KW Biotech Consulting, LLC, a provider of strategic, scientific and medical consulting services in drug development. From August 2011 to August 2014, Dr. Witt served as Chair of Scientific Subcommittee for TopoTarget A/S, a Copenhagen-based biotechnology company, until its merger with BioAlliance resulting in the formation of Onxeo SA. Previously, from August 2011 to January 2013, Dr. Witt served as Vice President, Clinical Sciences & Drug Safety at Array BioPharma Inc., a biopharmaceutical company. From 2002 until he joined Array, Dr. Witt served as Senior Vice President, Pharmaceutical Operations at OSI Pharmaceuticals, Inc., a pharmaceutical company acquired by Astellas Pharma, Inc., where he was intimately involved in the development of small-molecule targeted oncology therapies. Dr. Witt received his M.D. from the University of Copenhagen in Denmark and practiced medicine at Hvidovre University Hospital in Copenhagen in the internal medicine subspecialties of gastroenterology, infectious disease, and cardiology, before transitioning to the biopharmaceutical industry.
Fang Ni, Pharm.D. has served as our Chief Business Officer and Interim Chief Financial Officer since November 2021. Dr. Ni has served as Chief Business Officer of the Company since August 2020. Prior to joining us, from November 2017 to August 2020, Dr. Ni was a Principal and member of the investment team at Versant Ventures, a venture capital firm, and served as the Company’s founding Chief Business Officer following the Company’s Versant-led Series A financing. Prior to joining Versant Ventures, Dr. Ni was Global Business Development & Licensing director with F. Hoffman-La Roche AG, a global healthcare company, from February 2013 to November 2017, where he was responsible for leading transactions across the fields of oncology, immunology, and infectious and rare diseases. Dr. Ni earned a Doctor of Pharmacy degree from Purdue University and completed a post-doctoral fellowship at Rutgers University.
Elizabeth L. Montgomery has served as our Chief People Officer since in February 2022. Prior to joining us, from April 2017 to January 2022, Ms. Montgomery served as Chief People Officer at ClearView Healthcare Partners, a global strategic consulting firm focused in the life sciences, where her leadership and focus on talent management guided a near quadrupling in size of the employee base, international expansion, scaling of performance management, resource management and learning and development programs. Previously, from May 2006 to March 2017, Ms. Montgomery held several positions of increasing responsibility at IQVIA Consulting Services, a global healthcare and life sciences consulting firm, where she was most recently the Global Director of Resource Management. Earlier, from January 2003 to April 2006, Ms. Montgomery was a senior manager at Boston Scientific Corporation, a publicly-traded manufacturer of medical devices, where she led reimbursement and outcomes planning for core Boston Scientific products. Ms. Montgomery holds an M.B.A. from the Olin Graduate School of Business at Babson College and a B.S. in Business Administration from Boston University. She also holds a certificate from Cornell University’s Diversity and Inclusion/Strategic HR Leadership Program.
Erika Jones has served as our Vice President, Finance since October 2021 and as Corporate Controller since January 2021. Ms. Jones joined the Company in 2019 and served as Senior Director, Finance from October 2019 to January 2021. Prior to joining us, from May 2016 to October 2019, Ms. Jones served as Director of Finance at Axcella Health Inc., or Axcella, a publicly-traded clinical-stage biotechnology company, where she led the accounting and finance operations and reporting functions. Prior to Axcella, Ms. Jones was at Ernst & Young LLP, a multinational accounting firm, from September 2008 to February 2015, most recently as Manager, Advisory Services. Ms. Jones received her Bachelor’s and Master’s degrees in Accounting from Miami University and is a licensed Certified Public Accountant.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.
There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS BLACK DIAMOND THERAPEUTICS’ INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
The audit committee of our board of directors has appointed PricewaterhouseCoopers LLP, or PwC, as Black Diamond Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2022. Black Diamond Therapeutics’ stockholders are being asked to ratify this appointment. PwC has served as Black Diamond Therapeutics’ independent registered public accounting firm since 2019.
The audit committee is solely responsible for selecting Black Diamond Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint PwC as Black Diamond Therapeutics’ independent registered public accounting firm. However, the board of directors believes that submitting the appointment of PwC to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PwC. If the selection of PwC is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Black Diamond Therapeutics and its stockholders.
A representative of PwC is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Independent Registered Public Accounting Firm Fees
We incurred the following fees from PwC for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2021 and 2020.
Fee Category	Fiscal Year 2021 ($)	Fiscal Year 2020 ($)
Audit fees(1)	$604,300	$500,000
Audit-related fees(2)	—	—
Tax fees(3)	—	17,658
All other fees(4)	2,900	2,700
Total Fees	$607,200	$520,358

(1)
Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services provided in connection with registration statements, including the registration statement for the initial public offering of our common stock, which was completed in February 2020.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit fees”. There were no audit-related fees in fiscal years 2021 and 2020.

(3)
There were no tax fees in fiscal year 2021. Tax fees consist of fees for tax compliance, tax advice and tax planning.

(4)
Consists of license fees for accounting research software.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During fiscal years 2021 and 2020, no services were provided to us by PwC other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent public accountant. Votes that are withheld will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of
PricewaterhouseCoopers LLC as Black Diamond Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
•
Nominees should demonstrate high standards of personal and professional ethics and integrity.

•
Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•
Nominees should have skills that are complementary to those of the existing board.

•
Nominees should have the education, expertise and business acumen to assist and support management and make significant contributions to the Company’s success.

•
Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Black Diamond Therapeutics, Inc., One Main Street, 10th Floor, Cambridge, MA 02142, Attention: Corporate Secretary. Assuming that biographical and background materials have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends such candidate’s election, then such candidate’s name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Our common stock was approved for listing on The Nasdaq Global Select Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that nominating and corporate governance committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors consider, for each member of a nominating and corporate governance committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a nominating and corporate governance committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our board of directors has determined that all members of the board of directors, except David M. Epstein and Alexander Mayweg, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.
Director Diversity
Our Amended and Restated Nomination and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. While our Director Guidelines do not specify assigned weights to particular criteria, our board of directors and nominating and corporate governance committee believe it is essential that members of our board of directors represent diverse viewpoints and that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. In particular, diversity in terms of race, ethnicity, age, and gender is viewed as important, in addition to many other factors, including industry knowledge, operational experience, scientific and academic expertise and personal backgrounds. Under the recently approved Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.
In addition to each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to the Company and our board of directors.
The following Board Diversity Matrix presents our board of directors’ diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. While the board of directors satisfies the minimum objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules), we note that one of our directors also identifies as Middle Eastern. As we pursue future recruitment efforts for our board of directors, our nominating and corporate governance committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the board of directors. For more information on our director nomination process, please see “— Director Nomination Process”.

Board Diversity Matrix (As of April 28, 2022)
Board Size:
Total Number of Directors	10
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5		4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		2
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		4
Two or More Races or Ethnicities
LGBTQ+			—
Did Not Disclose Demographic Background			4
Part III: Supplemental Self-Identification
Middle Eastern		1
Board Committees
In April 2022, our board of directors reconstituted its board committee structure from a two-committee structure, consisting of an audit committee and a compensation, nomination and corporate governance committee to a three-committee structure, consisting of an audit committee, a compensation committee, and a nominating and corporate governance committee. In connection therewith, our board of directors also approved reconstituted charters for each of the committees consistent with the committee changes made. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the committees is posted on the corporate governance section of our website, https://investors.blackdiamondtherapeutics.com/corporate-governance/governance-documents.
The table below shows current membership for each of the standing committees of our board of directors.
Audit Committee	Compensation Committee†	Nominating and Corporate Governance Committee
Garry E. Menzel, Ph.D.*	Mark A. Velleca, M.D., Ph.D.*	Wendy L. Dixon, Ph.D.*
Ali Behbahani, M.D.	Ali Behbahani, M.D.	Robert A. Ingram
Rajeev Shah	Garry E. Menzel, Ph.D.	Samarth Kulkarni, Ph.D.

†
Formerly our “compensation, nomination and corporate governance committee.”

*
Denotes committee chair.

Audit Committee
Garry E. Menzel, Ali Behbahani and Rajeev Shah serve on the audit committee, which is chaired by Garry E. Menzel. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Garry E. Menzel as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met four (4) times. The audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•
overseeing the company’s risk management protocols and procedures, including our information security and technology risks and programs, and preparing an annual report to our board of directors on the audit committee’s risk assessment findings and risk management activities;

•
recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•
reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Mark A. Velleca, Ali Behbahani and Garry E. Menzel serve on the compensation committee, which is chaired by Mark A. Velleca. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the compensation committee (formerly our “compensation, nomination and corporate governance committee”) met five (5) times. The compensation committee’s responsibilities include:
•
annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, (i) recommending to the board of directors the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the board of directors any grants and awards to our Chief Executive Officer under equity-based plans;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing and establishing our overall management compensation philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;

•
reviewing and approving our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the board of directors the compensation of our directors; and

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;

•
preparing our compensation committee report if and when required by the SEC rules to be included in our annual proxy statement; and

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

The compensation committee may delegate its authority to grant certain equity awards to one or more officers of the Company, including our Chief Executive Officer, and in 2021 it has delegated such authority to our Chief Executive Officer and Chief Operating Officer, General Counsel.
Nominating and Corporate Governance Committee
Wendy L. Dixon, Robert A. Ingram and Samarth Kulkarni serve on the nominating and corporate governance committee, which is chaired by Wendy L. Dixon. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee became a stand-alone committee in April 2022. As a stand-alone committee, it held no meetings during the fiscal year ended December 31, 2021. Prior to becoming a stand-alone committee, matters related to nominating and corporate governance were among the responsibilities of the compensation committee. The nominating and corporate governance committee’s responsibilities include:
•
reviewing and advising management regarding the company’s human capital management strategies, including culture, diversity and inclusion strategies, programs and initiatives;

•
developing and recommending to the board of directors criteria for board and committee membership;

•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•
reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of the board of directors;

•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•
developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;

•
reviewing and overseeing the company’s environmental, social and governance, or ESG, strategy, initiatives, and policies, including matters related to environmental, health and safety, diversity and inclusion, and ethics and compliance programs; and

•
overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq Rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Our board of directors may from time to time establish other committees.
Identifying and Evaluating Director Nominees.
Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Minimum Qualifications for Director Nominees.
Our nominating and corporate governance committee and our board of directors consider a broad range of factors relating to the qualifications of nominees. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is the identification of persons who will provide a composite mix of backgrounds, experience, knowledge and capabilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our nominating and corporate governance committee and our board of directors value diversity and, as such, also consider diversity of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation when selecting members of our board.
Board and Committee Meetings Attendance
The full board of directors met six (6) times during fiscal year 2021. Each incumbent director attended in person or participated via teleconference in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served). The Company encourages its directors to attend the annual meeting of stockholders.

Director Attendance at Annual Meeting of Stockholders
Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We held an annual meeting of stockholders on June 18, 2021, at which seven directors were present.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. In addition, our insider trading policy also expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.
Rule 10b5-1 Sales Plans
Our policy governing transactions in our securities by directors, officers, and employees permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.
Environmental, Social and Governance
A continued area of focus for our board of directors has been our ESG-related practices which are integrated into our business strategy and planning including product safety, human capital management, and ethics and compliance. These are among the areas of focus that are critical to our long-term success and resiliency. We are therefore committed to increasing our transparency and further identifying issues that may have a material effect on corporate strategy, risks, opportunities or performance.
Human Capital Management.   Our future success depends on our ability to attract, develop and retain key personnel, maintain our culture, and ensure diversity and inclusion in our board, management and broader workforce. As these areas directly impact our ability to compete and innovate, they are key focus areas for our board of directors and senior executives.
Ethics and Compliance.   We continue to strengthen corporate compliance through our commitment to honest and ethical conduct and with clear oversight and accountability from senior executives and directors. Our internal policies are based on industry-standard principles for behavior in this area. This also includes our Code of Business Conduct and Ethics, which outlines our commitment to ethical business practices and applies to all of our employees, officers and directors.
Health and Safety.   The success of our business is fundamentally connected to the well-being of our employees. Accordingly, we are committed to their health, safety and wellness. We provide our employees and their families with access to a variety of innovative, flexible and convenient health and wellness programs, including benefits that provide protection and security so they can have peace of mind concerning events that may require time away from work or that impact their financial well-being; that support their physical and mental health by providing tools and resources to help them improve or maintain their health status and encourage engagement in healthy behaviors; and that offer choice where possible so they can customize their benefits to meet their needs and the needs of their families. In response to the ongoing COVID-19 pandemic, we implemented significant changes that we determined were in the best interest of our employees, as well as the communities in which we operate, and which comply with government regulations. This includes providing the ability for our non-laboratory employees to work from home as needed, while implementing additional safety measures for employees working on-site.

Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.blackdiamondtherapeutics.com/corporate-governance/governance-documents. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chair of the board is separated from the role of Chief Executive Officer, and we plan to keep these roles separate. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the chair of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chair, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chair and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Black Diamond Therapeutics
Any stockholder or interested party may communicate with our board of directors, as a whole, or with individual directors on the board of directors, through an established process for stockholder and other interested party communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may submit a written communication by postal mail to the attention of the chair of our board of directors at the following address: Black Diamond Therapeutics, Inc., Attention: Chair of the Board of Directors, c/o Corporate Secretary, One Main Street, 10th Floor Cambridge, MA 02142.
For a communication directed to an individual director in his capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director at the following address: Black Diamond Therapeutics, Inc., Attention: [Name of Individual Director], c/o Corporate Secretary, One Main Street, 10th Floor Cambridge, MA 02142.
We will forward by U.S. Mail any such communication to each director, and the chair of the board of directors in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the chair of the board of directors, unless there are safety or security concerns that mitigate against further transmission. A copy of any such written communication may also be forwarded to the Company’s general counsel and a copy of such communication may be retained for a reasonable period of time. You may submit your concern anonymously or confidentially.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is (855)-996-3716.
Director Compensation
The table below shows all compensation earned by or paid to our non-employee directors during the year ended December 31, 2021, or fiscal year 2021. During fiscal year 2021, David M. Epstein, our President and Chief Executive Officer, served as a member of our board of directors, as well as an employee, and received no additional compensation for his services as a member of our board of directors. The compensation received by Dr. Epstein during fiscal year 2021 is set forth in the section of this proxy statement captioned “Executive Compensation — 2021 Summary Compensation Table.”
Non-Employee Director Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Ali Behbahani, M.D.	52,500	120,216	—	172,716
Bradley Bolzon, Ph.D.(4)	35,000	120,216	—	155,216
Kapil Dhingra, M.B.B.S.(5)	35,000	649,243	50,000(6)	734,243
Wendy L. Dixon, Ph.D.(7)	—	—		—
Robert A. Ingram	68,500	120,216	—	188,716
Samarth Kulkarni, Ph.D.(8)	40,000	342,516	—	382,516
Alexander Mayweg, Ph.D.	35,000	120,216	—	155,216
Garry E. Menzel, Ph.D.(8)	55,000	342,516	—	397,516
Rajeev Shah	42,500	120,216	—	162,716
Mark Velleca, M.D., Ph.D.(9)	12,459	191,386	—	203,845

(1)
As of December 31, 2021, Dr. Behbahani held an outstanding option for 15,000 shares of our common stock, Dr. Bolzon held an outstanding option for 15,000 shares of our common stock, Dr. Dhingra held outstanding options for 104,195 shares of our common stock, Mr. Ingram held outstanding options for 44,842 shares of our common stock, Dr. Kulkarni held outstanding options for 82,974 shares of our common stock, Dr. Mayweg held an outstanding option for 15,000 shares of our common stock, Dr. Menzel held outstanding options for 68,782 shares of our common stock, Mr. Shah held an outstanding option for 15,000 shares of our common stock, and Dr. Velleca held an outstanding option for 30,000 shares of our common stock.

(2)
Amounts represent cash compensation for services rendered by each member of the board of directors. Dr. Behbahani and Mr. Ingram elected to receive their cash compensation in the form of unrestricted shares. Additionally, the cash compensation earned by Dr. Bolzon and Dr. Mayweg was paid to Versant

Ventures at such directors’ direction, and the cash compensation earned by Mr. Shah was paid to RA Capital Management, L.P. per Mr. Shah’s direction.
(3)
Amounts shown reflect the grant date fair value of stock option awards granted during fiscal year 2021. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options. See Note 8 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 regarding certain assumptions we made in determining the fair value of option awards.

(4)
Dr. Bolzon resigned from our board in April 2022.

(5)
Dr. Dhingra joined our board of directors in January 2021. In connection with his appointment, in accordance with the amended and restated non-employee director compensation policy, Dr. Dhingra was awarded an initial option grant for 30,000 shares of our common stock. These options vest and become exercisable in thirty-six (36) monthly installments over three (3) years following January 19, 2021, subject to Dr. Dhingra’s continued service on the board through each such date.

(6)
The amount reported represents the amount earned by Dr. Dhingra in connection with certain consulting services provided by Dr. Dhingra to the Company.

(7)
Dr. Dixon joined our board in April 2022 and did not receive any compensation in fiscal year 2021.

(8)
In April 2021, our board of directors granted to each of Dr. Menzel and Dr. Kulkarni a stock option to purchase up to 14,921 shares of our common stock for their continued service on our board during fiscal year ending December 31, 2020, which fully vested on June 12, 2021.

(9)
Dr. Velleca joined our board of directors in August 2021, and his cash retainer fees reflect his partial year of service. In connection with his appointment, in accordance with the amended and restated non-employee director compensation policy, Dr. Velleca was awarded an initial option grant for 30,000 shares of our common stock. These options vest and become exercisable in thirty-six (36) monthly installments over three (3) years following August 9, 2021, subject to Dr. Velleca’s continued service on the board through each such date.

Non-Employee Director Compensation Program
Our non-employee directors are compensated pursuant to a formal policy, which we most recently amended and restated in April 2022, pursuant to which we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:
Annual Retainer for Board Membership
Annual service on the board of directors	$35,000
Additional compensation for service as non-executive chair of the board of directors	$30,000
Additional Annual Retainer for Committee Membership
Annual service as member of the audit committee (other than chair)	$7,500
Annual service as chair of the audit committee	$15,000
Annual service as member of the compensation committee (other than chair)	$5,000
Annual service as chair of the compensation committee	$10,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$4,000
Annual service as chair of the nominating and corporate governance committee	$8,000
Non-employee directors are given the opportunity to elect to receive all or a portion of their cash retainer and committee fees in the form of an equity award of unrestricted shares having a grant date fair value equal to the amount (or portion of the amount) of such retainer and committee fees. We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.
In addition, each new non-employee director elected to our board of directors will be granted an option to purchase 30,000 shares of our common stock on the date of such director’s election or appointment to the board of directors, which will vest ratably in thirty-six (36) equal monthly installments following the grant date, subject to the director’s continued service on our board of directors through such vesting date. On the date of each annual meeting of stockholders of our Company, each continuing non-employee director will be granted an option to purchase 15,000 shares of our common stock, which will vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting, subject to the director’s continued service on our board of directors through such vesting date.
This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
Employee directors will receive no additional compensation for their service as a director.
Executive Compensation
As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2021, and our next two most highly compensated executive officers in respect of their service to our Company for fiscal year 2021, as well as one additional individual who would have been included under the prior prong but for the fact that he was no longer serving as executive officer at the end of the fiscal year. We refer to these individuals as our named executive officers. Our named executive officers for fiscal year 2021 are:
•
David M. Epstein, Ph.D., our President and Chief Executive Officer;

•
Brent Hatzis-Schoch, our Chief Operating Officer and General Counsel,

•
Fang Ni, Pharm. D., our Chief Business Officer and Interim Chief Financial Officer; and

•
Thomas Leggett, our former Chief Financial Officer.

Our executive compensation program is based on a pay for performance philosophy. Compensation for Dr. Epstein and Ni and Messrs. Hatzis-Schoch and Leggett is composed primarily of the following main components: base salary, bonus, and equity incentives in the form of stock options. Like all full-time employees, our executive officers are eligible to participate in our health and welfare benefit plans. We will continue to evaluate our compensation philosophy and compensation plans and arrangements as circumstances require.
2021 Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
David M. Epstein, Ph.D. President and Chief Executive Officer	2021	538,201	—	4,235,494	228,735	87,795	5,090,225
	2020	507,825	—	3,030,428	270,400	59,563	3,868,216
Brent Hatzis-Schoch Chief Operating Officer, General Counsel	2021	438,901	—	1,411,832	149,226	22,350	2,022,309
	2020	418,333	50,000	856,811	184,800	17,100	1,527,044
Fang Ni, Pharm.D. Chief Business Officer and Interim Chief Financial Officer	2021	388,101	25,000	1,035,343	131,955	94,171	1,674,570
Thomas Leggett(5) Former Chief Financial Officer	2021	381,885	—	1,411,832	—	62,466	1,856,183

(1)
The amount reported represents the second installment of a one-time sign-on bonus totaling $50,000 paid to Dr. Ni in 2021.

(2)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to our named executive officers during fiscal year 2021 and fiscal year ending December 31, 2020 calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 8 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021. The amount reported in this column reflects the accounting cost for the stock option and does not correspond to the actual economic value that may be received by our executives upon the exercise of the stock option or any sale of the underlying shares of common stock.

(3)
The amounts reported reflect bonuses based upon achievement of certain company and individual performance metrics.

(4)
For all of the named executive officers, the amounts reported for fiscal year 2021 include a 401(k) matching contribution. Additionally, (i) for Dr. Epstein, the amount reported for fiscal year 2021 includes a $35,000 relocation reimbursement and a tax gross-up of $15,530 on such amount, as well as $13,865 for a vacation payout for vacation accrued by Dr. Epstein in excess of the company policy for employees (Dr. Epstein on a go forward basis accrues vacation amounts in line with the company policy for all employees); (ii). For Dr. Ni, the amount reported for fiscal year 2021 includes a $50,000 relocation reimbursement and a tax gross-up of $20,772 on such amount, and (iii) for Mr. Leggett, the amount reported for fiscal year 2021 includes a $39,566 vacation payout for vacation accrued by Mr. Leggett in excess of the company policy for employees.

(5)
Mr. Leggett resigned from our Company on November 16, 2021 and terminated employment on December 3, 2021. The amounts reported represent the compensation he received during his partial year of service for fiscal year 2021. In connection with his departure, grants made in fiscal year 2021 were immediately forfeited.

Narrative to 2021 Summary Compensation Table
Our board of directors and compensation committee review compensation annually for our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2021, the compensation committee (formerly our “compensation, nomination and corporate governance committee”) continued to retain Radford, an AonHewitt Company (“Radford”) to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Radford to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Radford creates any conflict of interest because Radford performs no other work for the Company besides advising the compensation committee.
Our compensation committee is responsible for determining the compensation for all executive officers. Based on its discretion, taking into account the factors noted above, the compensation, committee sets the compensation for each executive officer, including for the Chief Executive Officer, without the Chief Executive Officer present.
Base Salaries
Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our compensation committee or board of directors, as applicable, taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our compensation committee or board of directors, as applicable, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For fiscal year 2021, the annual base salaries for Dr. Epstein, Mr. Hatzis-Schoch, Dr. Ni and Mr. Leggett were $538,200, $438,900, $388,100 and $411,500, respectively.
Annual Bonuses
Our named executive officers, as well as other executive officers, are eligible to participate in our Senior Executive Cash Incentive Bonus Plan, or the Bonus Plan, which is an annual bonus program is intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. The Bonus Plan provides for cash payments based upon the attainment of performance targets established by the board of directors, which may relate to financial and operational measures or objectives with respect to the Company, as well as individual performance objectives. Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period.
With respect to performance in fiscal year 2021, the target bonus opportunity as a percentage of base salary for each of Dr. Epstein, Mr. Hatzis-Schoch, Dr. Ni and Mr. Leggett was 50%, 40%, 40% and 40%, respectively.
Based on the Company’s achievement of certain performance goals and metrics related to our 2021 corporate objectives, the compensation committee determined that the bonuses would be paid in the amounts as set forth above in the 2021 Summary Compensation Table.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them. During fiscal year 2021, we granted options to purchase shares of our common stock to Dr. Epstein, Mr. Hatzis-Schoch, Dr. Ni and Mr. Leggett as described in more detail in the “Outstanding Equity Awards at 2021 Fiscal Year End” table.

Retirement Programs
401(k) Plan
We maintain a tax-qualified 401(k) and Profit Sharing defined contribution plan (the “401(k) Plan”) in which substantially all of our full-time U.S. employees, including our executive officers, are eligible to participate. We provide an employer safe harbor matching contribution equal to 100% of a participant’s eligible contributions of up to 6% of eligible compensation, subject to limits established by the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). All matching contributions are fully vested when made. Our 401(k) Plan is intended to provide our employees, including our executive officers, with an opportunity for tax-efficient retirement savings and long-term financial security. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives.
Group Retirement Savings Plan
We maintain a Group Retirement Savings Plan (“GRSP”), which is a group retirement savings plan registered with the Canada Revenue Agency. Eligible employees of our Canadian subsidiary may contribute to the GRSP on their behalf or on behalf of their spouse, and income earned on these contributions is not taxable to associates until withdrawn from the GRSP. Employee contributions eligible for company match may not exceed the overall maximum allowed by the Income Tax Act (Canada), which amount is set by the Canada Revenue Agency each year.
Health and Welfare Benefits
All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our executive officers. We also provide all employees, including executive officers, with a flexible spending account plan, an employee stock purchase plan and paid time off benefits including, vacation, sick time and holidays.
Employee Stock Purchase Plan
Beginning in 2021, pursuant to our employee stock purchase plan, employees, including our named executive officers, have an opportunity to purchase our common shares at a discount on a tax-qualified basis through payroll deductions. The employee stock purchase plan is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The purpose of the employee stock purchase plan is to encourage our employees, including our named executive officers, to become our shareholders and better align their interests with those of our other shareholders.
Outstanding Equity Awards at 2021 Fiscal Year End Table
The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2021.

		Option Awards(1)				Stock Awards(2)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)(3)	Market Value of Shares or Units of Stock that have not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
David M. Epstein, Ph.D.	8/14/2019(6)	128,191	101,925	6.42	8/13/2029	—	—	—	—
	12/5/2019(6)	140,922	140,925	10.86	12/4/2029	—	—	—	—
	2/3/2020	127,659	150,873	19.00	1/29/2030	—	—	—	—
	2/17/2021	—	225,000	28.69	2/16/2031	—	—	—	—
Brent Hatzis-Schoch	5/22/2019(6)	88,727	71,747	3.20	6/11/2029	—	—	—	—
	12/5/2019(6)	31,875	39,376	10.86	12/4/2029	—	—	—	—
	2/3/2020	36,093	42,658	19.00	1/29/2030	—	—	—	—
	2/17/2021	—	75,000	28.69	2/16/2031	—	—	—	—
Fang Ni, Pharm.D.	8/3/2020	39,999	80,001	29.87	8/11/2030	—	—	—	—
	8/3/2020	—	—	—	—	14,000	74,620	—	—
	—	—	—	—	—	—	—	19,000	101,270
	2/17/2021	—	55,000	28.69	2/16/2031	—	—	—	—
Thomas Leggett	9/5//2019(6)	111,299	—	10.86	9/8/2029	—	—	—	—
	12/5/2019(6)	26,612	—	10.86	12/4/2029	—	—	—	—
	2/3/2020	25,455	—	19.00	1/29/2030	—	—	—	—

(1)
Unless otherwise noted, each option grant is subject to the terms of our 2020 Stock Option and Incentive Plan, or 2020 Plan.

(2)
25% of the shares subject to the stock option vest on the first anniversary of the vesting commencement date and the remaining 75% vest in 36 equal monthly installments thereafter, generally subject to the named executive officer’s continuous service relationship with the Company through each applicable vesting date.

(3)
The restricted stock units shall vest in three substantially equal annual installments commencing on the one-year anniversary of the vesting commencement date, generally subject to the named executive officer’s continuous service relationship with the Company through each applicable vesting date.

(4)
The amount represents the number of unvested shares underlying the restricted stock units multiplied by the value per share of our common stock on December 31, 2021, which was $5.33 per share.

(5)
Vesting of the restricted stock units is subject to the achievement of a performance based business development milestone that has not been achieved as of December 31, 2021. If achieved, 50% of the restricted stock units shall vest upon the achievement of the milestone and the remaining 50% of the restricted stock units shall vest on the one year anniversary of the milestone, so long as the named executive officer continues to have a service relationship with the Company on such dates.

(6)
This option grant is subject to the terms of our 2017 Employee, Director and Consultant Equity Incentive Plan.

Employment Arrangements with Our Named Executive Officers
In January 2020, we entered into employment agreements with Dr. Epstein, Mr. Hatzis-Schoch and Mr. Leggett. Each of them is employed “at will.” The employment agreements provide for Dr. Epstein’s, Mr. Hatzis- Schoch’s and Mr. Leggett’s continued employment and set forth their annual base salary of $515,000, $420,000 and $390,000 (which have since been increased as set forth above), respectively, the terms of their discretionary annual bonus, the term of their employment, certain expense reimbursements, and their eligibility to participate in our benefit plans generally. Pursuant to the employment agreements, in the event that the named executive officer’s service relationship with the Company is terminated without “cause” (as defined in their employment agreements) or upon the named executive officer’s resignation from the Company for “good reason” (as defined in their employment agreements), in either case within 12 months after the occurrence of the first event constituting a “change in control” (as defined in their employment agreements), subject to the execution of an effective release of claims in favor of the Company, the named executive officer may be entitled to the following severance benefits: (i) a lump sum payment equal to twelve months (or in the case of Dr. Epstein, eighteen months) of his or her then current base salary or the base salary in effect immediately prior to the change in control, if higher; (ii) an amount equal to his or her annual target bonus for the then-current year (or in the case of Dr. Epstein, equal to eighteen months of his target bonus for the then-current year); (iii) immediate acceleration of all stock options and other stock-based awards held by the named executive officer; and (iv) up to twelve months (or in the case of Dr. Epstein, eighteen months) of COBRA premiums reimbursements. Upon the termination of a named executive officer’s service relationship by the Company without cause or upon the named executive officer’s resignation from the Company for good reason, in either case other than in connection with a change in control, subject to the execution of an effective release of claims in favor of the Company, the named executive officer may be entitled to the following severance benefits: (i) continuation of salary payments at the base salary rate effective at the time of termination for a period of twelve months following the termination date; (ii) an amount equal to his or her target bonus for the then-current year; (iii) up to twelve months of COBRA premiums reimbursements; and, in the case of Dr. Epstein only, (iv) partial accelerated vesting of Dr. Epstein’s outstanding stock options with respect to the same number of shares that would have vested if he had continued in employment with the Company through the next anniversary of the grant date for such option, in accordance with the vesting schedule applicable to such option, provided that if the termination date falls on an anniversary of the grant date of any stock option, no accelerated vesting will be provided for such option. Furthermore, for Dr. Epstein only, in the event of a termination of his employment by death or “disability” (as defined in Dr. Epstein’s employment agreement), and subject to Dr. Epstein’s (or his estate’s or heirs’, as applicable) execution of an effective release of claims in favor of the Company, Dr. Epstein is eligible to receive the following severance benefits: (i) continuation of salary payments at the base salary rate effective at the time of termination for a period of 75 days following the termination date; and (ii) partial accelerated vesting of Dr. Epstein’s outstanding stock options with respect to the same number of shares that would have vested if he had continued in employment with the Company through the next anniversary of the grant date for such option, in accordance with the vesting schedule applicable to such option, provided that if the termination date falls on an anniversary of the grant date of any stock option, no accelerated vesting will be provided for such option.
In addition, we entered into an employment agreement with Dr. Ni on August 3, 2020. The employment agreement set forth Dr. Ni’s annual base salary of $375,00 (which has since been increased as set forth above) and is eligible for an annual performance-based incentive cash bonus in an amount up to 40% of Dr. Ni’s then-current base salary. In the event Dr. Ni’s employment is terminated for any reason, the Company shall pay or provide to Dr. Ni (i) any salary earned through the date of termination, (ii) unpaid expense reimbursements and (iii) any vested benefits Dr. Ni may have under any employee benefit plan of the Company through the date of termination (the “Accrued Obligations”).
In the event Dr. Ni’s employment is terminated by the Company without Cause or by Dr. Ni for Good Reason outside of the Change in Control Period, in addition to the Accrued Obligations, subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Ni will be entitled to (i) receive a lump sum cash payment equal to 100% of Dr. Ni’s annual base salary then in effect, (ii) receive 100% of his target annual performance bonus for the then-current year and (iii) receive a monthly payment equal to the monthly employer contribution the Company would have made to provide health insurance had Dr. Ni remained employed, paid to either the group health plan provider, the COBRA provider or directly to Dr. Ni. In the event Dr. Ni’s employment is terminated by the Company without Cause or by Dr. Ni for Good Reason within the Change in Control Period, in addition to the Accrued Obligations, subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Ni will be entitled to the same rights listed immediately above and will also be entitled to full acceleration of vesting of any of his unvested equity awards. The terms “Cause,” “Good Reason” and “Change in Control Period” are each defined in Dr. Ni’s employment agreement.

In addition, each of our named executive officers have entered into an agreement with us, which contains protections of confidential information, requires the assignment of inventions and contains other restrictive covenants.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our named executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our named executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Equity Compensation Plan Information
The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.
	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	4,964,263	$17.34	5,858,393
Equity compensation plans not approved by security holders	—	—	—
Total	4,964,263	$17.34	5,858,393

(1)
Includes the following plans: our 2017 Employee, Director and Consultant Equity Incentive Plan, our 2020 Stock Option and Incentive Plan and our 2020 Employee Stock Purchase Plan.

(2)
As of December 31, 2021, a total of 5,211,827 shares of our common stock have been reserved for issuance pursuant to the 2020 Stock Option and Incentive Plan, which number excludes the 1,449,384 shares that were added to the plan as a result of the automatic annual increase on January 1, 2022. The 2020 Stock Option and Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2021, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are cancelled, forfeited or otherwise terminated without being exercised and would otherwise have been returned to the share reserve under the 2017 Employee, Director and Consultant Equity Incentive Plan will be added back to the shares of common stock available for issuance under the 2020 Stock Option and Incentive Plan. The Company no longer makes grants under the 2017 Employee, Director and Consultant Equity Incentive Plan. As of December 31, 2021, a total of 646,566 shares of our common stock have been reserved for issuance pursuant to the 2020 Employee Stock Purchase Plan, which number excludes the 326,364 shares that were added to the plan as a result of the annual increase on January 1, 2022. The 2020 Employee Stock Purchase Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2021, by the lesser of (i) 326,364 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which:
•
the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2021); and

•
in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Consulting Agreement with KAPital Consulting, LLC
The Company entered into a consulting agreement with KAPital Consulting, LLC (“KAPital”), dated as of July 1, 2017, as amended on January 1, 2020 (as amended, the “Consulting Agreement”), pursuant to which Dr. Dhingra, as the Managing Member of KAPital, provides certain consulting, advisory and other mutually agreed upon services to the Company from time to time, not to exceed eight (8) days per year. Dr. Dhingra is entitled to receive an annual retainer of $50,000, to be paid in equal quarterly installments and prorated for any partial period, in connection with the services provided pursuant to the Consulting Agreement. Following an initial two-year term, the Consulting Agreement may be automatically renewed for successive one-year periods, unless either party provides written notice to the other at least ninety (90) days prior to the end of the then-current one-year period that such party declines to renew the Consulting Agreement. The Consulting Agreement contains other customary terms and conditions.
In fiscal year 2021, the Company paid $50,000 to Dr. Dhingra in consideration for the services provided to the Company pursuant to the Consulting Agreement.
Stock Option Grants to Executive Officers
We have granted stock options to our named executive officers as more fully described in the section entitled “Executive Compensation.”
Indemnification Agreements
We have entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding on account of any services undertaken by such person on behalf of our Company or any other company or enterprise to which such person provides services at our request to the maximum extent allowed under Delaware law.
Agreements with Our Stockholders
In connection with our preferred stock financings prior to our initial public offering, or IPO, we entered into investors’ rights, voting and right of first refusal and co-sale agreements as well as management rights letters containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our convertible preferred stock and certain holders of our common stock. The management rights letters provide for certain information rights and rights to consult with our management. These stockholder agreements and management rights letters terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.

Related Person Transaction Policy
Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the audit committee. This policy became effective on February 3, 2020 in connection with our IPO. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest.
Pursuant to this policy, the material facts as to the related person’s relationship or interest in the transaction are disclosed to our audit committee prior to their consideration of such transaction. The audit committee will consider, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4, and 5) with the SEC. Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.
To our knowledge, based solely on our review of such reports, and any amendments thereto, or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners, and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2021, with the exception of the following: Dr. Dhingra, a member of our board of directors, filed his Form 3 and Form 4 one day late on January 22, 2021; Dr. Behbahani and Mr. Ingram, members of our board of directors, each filed their Form 4s two days late on September 23, 2021; Drs. Menzel and Kulkarni, members of our board of directors, each filed their Form 4s one day late on April 23, 2021. The late filings were due to administrative oversight.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 15, 2022 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our current directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to be the beneficial owner of more than five percent of our capital stock.

The column entitled “Shares Beneficially Owned” is based on a total of 36,271,465 shares of our common stock outstanding as of March 15, 2022.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 15, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are c/o Black Diamond Therapeutics, Inc., One Main Street, 10th Floor, Cambridge, MA 02142.
Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders:
Entities affiliated with Versant Venture Capital(1)	6,449,348	17.78%
Entities affiliated with New Enterprise Associates(2)	3,448,757	9.51%
Entities affiliated with BB Biotech AG(3)	3,440,000	9.48%
Entities affiliated with RA Capital Management(4)	2,589,904	7.14%
BlackRock, Inc.(5)	2,248,467	6.20%
Entities affiliated with Boxer Capital, LLC(6)	2,075,767	5.72%
Named Executive Officers and Directors:
David M. Epstein, Ph.D.(7)	1,484,726	4.09%
Brent Hatzis-Schoch, Esq.(8)	220,257	*
Fang Ni, Pharm. D.(9)	112,566	*
Ali Behbahani, M.D.(2)(10)	5,359	*
Kapil Dhingra, M.B.B.S.(11)	81,787	*
Wendy L. Dixon, Ph.D.(12)	833	*
Robert A. Ingram(13)	28,352	*
Samarth Kulkarni, Ph.D.(14)	46,974	*
Alexander Mayweg(1)(15)	16,247	*
Garry E. Menzel, Ph.D.(16)	118,302	*
Rajeev Shah(3)	—	—
Mark A. Velleca, M.D., Ph.D.(17)	7,500	*
All named executive officers, executive officers and directors as a group (14 persons)(18)	2,344,979	6.47%

*
Represents beneficial ownership of less than one percent.

(1)
Based solely on a Schedule 13D/A and a Form 4 filed with the SEC on December 3, 2020 and December 16, 2020, respectively, by Versant Venture Capital VI, L.P. (“Versant VI”), Versant Voyageurs I Parallel, L.P. (“Versant I Parallel”), Versant Voyageurs I, L.P. (“Versant Voyageurs I”), Versant Vantage I, L.P. (“Versant Vantage I”), Versant Ventures VI GP, L.P. (“Versant Ventures VI GP”), Versant Ventures VI GP-GP, LLC (“Versant Ventures VI GP-GP”), Versant Voyageurs I GP, L.P. (“Versant Voyageurs I GP LP”), Versant Voyageurs I GP Company (“Versant Voyageurs I GP”), Versant Vantage I GP, L.P. (“Versant Vantage I GP LP”) and Versant Vantage I GP-GP, LLC (“Versant Vantage I GP-GP” and, with Versant VI, Versant I Parallel, Versant Voyageurs I, Versant Vantage I, Versant Ventures VI GP, Versant Ventures VI GP-GP, Versant Voyageurs I GP LP, Versant Voyageurs I GP, and Versant Vantage I GP LP, collectively, “Versant Venture Capital”). Consists of (a) 3,947,941 shares of common stock held by Versant VI, (b) 380,942 shares of common stock held by Versant I Parallel, (c) 1,277,541 shares of common stock held by Versant Voyageurs I, and (d) 842,924 shares of common stock held by Versant Vantage. Versant Ventures VI GP-GP is the general partner of Versant Ventures VI GP, which is the general partner of Versant VI. Versant Ventures VI GP-GP and Versant Ventures VI GP share voting and dispositive power with respect to the shares held by Versant VI. Versant Ventures VI GP-GP is the general partner of Versant Ventures VI GP, which is the general partner of Versant Voyageurs I GP LP. Versant Voyageurs I GP LP is the general partner of Versant I Parallel. Versant Voyageurs I GP LP, Versant Ventures VI GP and Versant Ventures VI GP-GP share voting and dispositive power with respect to the shares held by Versant I Parallel. Versant Voyageurs I GP is the general partner of Versant Voyageurs I and shares voting and dispositive power with respect to the shares held by Versant Voyageurs I. Versant Vantage I GP LP is the general partner of Versant Vantage I, and Versant Vantage I GP-GP is the general partner of Versant Vantage I GP LP. Versant Vantage I GP LP and Versant Vantage I GP-GP share voting and dispositive power with respect to the shares held by Versant Vantage I. All indirect holders of the above referenced securities disclaim beneficial ownership of all applicable securities except to the extent of their respective pecuniary interest therein. The address of Versant Venture Capital is One Sansome Street, Suite 3630, San Francisco, CA 94104.

(2)
Based solely on a Schedule 13D filed with the SEC on February 13, 2020 by New Enterprise Associates 16, L.P. (“NEA 16”), NEA Partners 16, L.P. (“NEA Partners 16”), which is the sole general partner of NEA 16; and NEA 16 GP, LLC (“NEA 16 LLC” and, together with NEA Partners 16, the “New Enterprise Associates”), which is the sole general partner of NEA Partners 16. Consists of 3,448,757 shares of common stock held by NEA 16. The individual managers of NEA 16 LLC are Forest Baskett, Ali Behbahani, Carmen Chang, Mohamad H. Makhzoumi, Joshua Makower, Scott D. Sandell, Peter W. Sonsini and Paul Walker (collectively, the “Managers”). NEA Partners 16, NEA 16 LLC and the Managers share voting and dispositive power with respect to the shares held by NEA 16. The Managers, including Dr. Behbahani, who is also a member of our board of directors, disclaim beneficial ownership of the above referenced securities except to the extent of their respective pecuniary interests therein. The address of New Enterprise Associates is 1954 Greenspring Drive, Suite 600, Timonium MD, 21093.

(3)
Based solely on a Schedule 13G filed with the SEC on February 11, 2022 by BB Biotech AG (“BB Biotech AG”) on behalf of its wholly-owned subsidiary, Biotech Growth N.V. (“Biotech Growth” and, together with BB Biotech AG, “BB Biotech”). Consists of 3,440,000 shares of common stock held by BB Biotech AG and Biotech Growth. BB Biotech AG and Biotech Growth share voting and dispositive power with respect to the 3,440,000 shares of common stock. The address of BB Biotech AG is Schwertstrasse 6, CH-8200 Schaffhausen, Switzerland and the address of Biotech Growth is Ara Hill Top Building, Unit A-5, Pletterijweg Oost 1, Curaçao.

(4)
Based solely on a Schedule 13D filed on February 5, 2020 by RA Capital Management, L.P. (“RA Capital”), Peter Kolchinsky and Rajeev Shah. Consists of: (a) 2,277,978 shares of common stock held by RA Capital Healthcare Fund, L.P. (the “Fund”), (b) 311,926 shares held by RA Capital Nexus Fund, L.P. (the “Nexus Fund”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and the Nexus Fund and may be deemed to beneficially own any of the Company’s securities held by the Fund, the Nexus Fund. RA Capital, Dr. Kolchinsky, and Mr. Shah, who is also a member of our board of directors, disclaim beneficial ownership of the above referenced securities except to the extent of their pecuniary interests therein. The address for each of the reporting persons is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(5)
Based solely on a Schedule 13G filed with the SEC on February 4, 2022 by BlackRock, Inc. (“BlackRock”). Consists of 2,248,467 shares of common stock held by BlackRock. BlackRock has sole voting power with respect to the 2,157,717 shares of common stock and sole dispositive power with respect to the 2,248,467 shares of common stock, held by the following subsidiaries of BlackRock: BlackRock Advisors, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd. and BlackRock Investment Management, LLC. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.

(6)
Based solely on a Schedule 13G filed with the SEC on February 3, 2020 by Boxer Capital LLC (“Boxer Capital”), Boxer Asset Management Inc. (“Boxer Management”), MVA Investors, LLC (“MVA Investors”), Aaron I. Davis (“Aaron Davis”) and Joe Lewis (“Joe Lewis”). Boxer Management is the managing member and majority owner of Boxer Capital. Joe Lewis is the sole indirect beneficial owner of and controls Boxer Management. MVA Investors is the independent, personal investment vehicle of certain employees of Boxer Capital. Aaron Davis is a member of and has voting and dispositive power over securities held by MVA Investors. Consists of: (a) 2,014,858 shares of common stock held by Boxer Capital, Boxer Management and Joe Lewis and (b) 60,909 shares of common stock held by MVA Investors and Aaron Davis. The address of Boxer Capital, MVA Investors and Aaron Davis is: 11682 El Camino Real, Suite 320, San Diego, CA 92130. The address of Boxer Management and Joe Lewis is: Cay House, EP Taylor Drive N7776, Lyford Cay, New Providence, Bahamas.

(7)
Consists of: (a) 696,423 shares of common stock held by Dr. Epstein, (b) 104,449 shares of common stock held by David M. Epstein 2019 Trust For Elle, (c) 104,449 shares of common stock held by David M. Epstein 2019 Trust For Zoe, (d) 16,579 shares of common stock held by David M. Epstein Trust for Robert, (e) 16,579 shares of common stock held by David M. Epstein Trust for Shelley, and (f) 546,247 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of March 15, 2022. Dr. Epstein is the trustee of the above referenced trusts and may be deemed to beneficially own these securities.

(8)
Consists of: (a) 8,400 shares of common stock held by Mr. Hatzis-Schoch and (b) 211,857 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of March 15, 2022.

(9)
Consists of: (a) 44,026 shares of common stock held by Dr. Ni and (b) 68,540 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of March 15, 2022.

(10)
Consists of 5,359 shares of common stock held by Dr. Behbahani.

(11)
Consists of: (a) 10,000 shares of common stock held by Dr. Dhingra and (b) 71,787 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of March 15, 2022.

(12)
Consists of 833 shares of common stock underlying options exercisable within 60 days of March 15, 2022.

(13)
Consists of: (a) 12,602 shares of common stock held by Mr. Ingram and (b) 15,750 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of March 15, 2022.

(14)
Consists of 46,974 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of March 15, 2022.

(15)
Consists of 16,247 shares of common stock held by Dr. Mayweg.

(16)
Consists of: (a) 24,819 shares of common stock held by Dr. Menzel, (b) 51,825 shares of common stock held by the Garry E. Menzel and Mary E. Henshall Family Trust, and (c) 41,638 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of March 15, 2022. Dr. Menzel is the trustee of the Garry E. Menzel and Mary E. Henshall Family Trust and may be deemed to beneficially own these securities.
(17)
Consists of 7,500 shares of common stock issuable upon conversion of common stock underlying options exercisable within 60 days of March 15, 2022.

(18)
Includes an aggregate of (a) 1,137,290 shares of common stock underlying options exercisable within 60 days of March 15, 2022 and (b) 1,207,689 shares of common stock held by our named executive officers, executive officers and directors as a group.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Black Diamond Therapeutics’ financial statements, (2) Black Diamond Therapeutics’ compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of Black Diamond Therapeutics’ independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Black Diamond Therapeutics and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of Black Diamond Therapeutics’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Black Diamond Therapeutics’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Black Diamond Therapeutics for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding that firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Black Diamond Therapeutics be included in Black Diamond Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF BLACK DIAMOND THERAPEUTICS, INC.
Garry E. Menzel, Chair
Rajeev Shah
Ali Behbahani
April 28, 2022

HOUSEHOLDING
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Black Diamond Therapeutics, Inc., One Main Street, 10th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, telephone: 617-252-0848. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 29, 2022. However, if the date of the annual meeting of stockholders in 2023 (the “2023 Annual Meeting”) is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Black Diamond Therapeutics, Inc., One Main Street, 10th Floor, Cambridge, MA 02142, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the board of directors or (ii) by a stockholder who was a stockholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
In accordance with the advance notice procedure specified in our bylaws, for any stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made. Accordingly, for stockholder proposals to be brought before the 2023 Annual Meeting, the required notice must be received by our corporate secretary at our principal executive offices not later than March 9, 2023 and no earlier than February 7, 2023. Stockholder proposals and the required notice should be addressed to Black Diamond Therapeutics, Inc., One Main Street, 10th Floor, Cambridge, MA 02142, Attention: Corporate Secretary.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees in connection with our 2023 Annual

Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2023.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also access any document we file with the SEC on our website at https://blackdiamondtherapeutics.com under the “Investors & News” section.
You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 28, 2022. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
ANNUAL REPORT
We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report as filed with the SEC. Requests for such copies should be addressed to:
Black Diamond Therapeutics, Inc.
One Main Street, 10th Floor
Cambridge, MA 02142
(617) 252-0848
Attention: Corporate Secretary
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D83423-P71460 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Election of Class II DirectorsNominees:01)Ali Behbahani02)Garry E. Menzel03)Samarth KulkarniThe Board of Directors recommends you vote FOR the following proposal: To ratify the appointment of PricewaterhouseCoopers LLP as Black Diamond Therapeutics, Inc.'s independent registered accounting firm for the fiscal year ending December 31, 2022. NOTE: The Board of Directors will consider and act upon any other business that may properly come before the upcoming stockholder meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. S CAN TOVIEW MATERIALS & VOTE BLACK DIAMOND THERAPEUTICS, INC. ONE MAIN STREET, 10TH FLOOR CAMBRIDGE, MA 02142 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BDTX2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received prior to June 7, 2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D83423-P71460 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Online on June 7, 2022:The Notice, Proxy Statement and 2021 Annual Report are available for viewing, printing and downloading at www.proxyvote.comD83424-P71460BLACK DIAMOND THERAPEUTICS, INC.2022 Annual Meeting of Stockholders June 7, 2022 9:30 AM EDTThis proxy is solicited on behalf of the Board of Directors of Black Diamond Therapeutics, Inc.The undersigned hereby appoints David M. Epstein and Brent Hatzis-Schoch, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BLACK DIAMOND THERAPEUTICS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM EDT on June 7, 2022, virtually at www.virtualshareholdermeeting.com/BDTX2022, or any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side